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                                  EXHIBIT 10.2

                             AMENDMENT NUMBER THREE



      This Amendment Number Three is dated as of February 5, 2001 and is to the Credit Agreement among Hardinge Inc., the Bank's signatory thereto and The Chase Manhattan Bank (National Association) (now The Chase Manhattan Bank) as Agent, dated as of February 28, 1996 and amended by Amendment Number One as of August 1, 1997 and Amendment Number Two dated as of December 11, 2000 (as amended the "Agreement"). Terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

      In order to further amend the Agreement, the parties agree as follows:

      1. Section 1.01 of the Agreement shall be amended as by replacing the definition of Earnings Before Interest, Taxes, Depreciation and Amortization as follows:

            "Earnings Before Interest, Taxes, Depreciation and Amortization" means Consolidated Net Income prior to the deduction of interest expense, prior to the deduction of for federal or foreign corporate income and corporate franchise taxes and prior to the deduction of for depreciation and amortization. Notwithstanding anything to the contrary set forth herein, for the twelve months following the Acquisition Date, Earnings Before Interest, Taxes, Depreciation and Amortization shall be calculated as if the Acquisition Date was January 1, 2000.

      2. This Amendment Number Three may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any parties hereto may execute this Amendment Number Three by signing any such counterpart.

      9. Other than as set forth in this Amendment Number Three, the terms and conditions of the Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment Number Three to be executed by their duly authorized officers as of the day and year first above written.

                                  HARDINGE INC.


                                  By: /s/ Robert E. Agan
                                      -------------------------------------
                                      Robert E. Agan, Chairman of the Board
                                      and Chief Executive Officer


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                                 AGENT:

                                 THE CHASE MANHATTAN BANK
                                 Successor to The Chase Manhattan Bank
                                 (National Association)



                                 By: /s/ Christine M. McLeod
                                     -------------------------------------
                                     Christine M. McLeod, Vice President




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                                   BANKS:

                                   THE CHASE MANHATTAN BANK,
                                   Successor to The Chase Manhattan Bank
                                   (National Association)



                                   By:  /s/ Christine M. McLeod
                                        -------------------------------------
                                        Christine M. McLeod, Vice President



                                   THE CHASE MANHATTAN BANK
                                   f/k/a Chemical Bank




                                   By:  /s/ Christine M. McLeod
                                        -------------------------------------
                                        Christine M. McLeod, Vice President



                                   HSBC BANK USA
                                   f/k/a/ Marine Midland Bank



                                   By:  /s/ Ronald W. Lesch
                                        -------------------------------------
                                        Ronald W. Lesch, Vice President





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